Supplement to the currently effective Statements of Additional Information of each of the listed funds:

DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund

--------------------------------------------------------------------------------

The following replaces similar disclosure in the "Investment Advisor" section of each of the above-referenced fund's Statements of Additional Information:





The Agreement was approved by the Board of Trustees of the Trust (all of whom are Non-interested Trustees) on September 22, 2006. The Agreement will continue in effect until September 30, 2007, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Fund.




               Please Retain this Supplement for Future Reference






June 1, 2007


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